UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2007
Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On May 16, 2007, at the Annual Meeting of Stockholders of Cynosure, Inc, Cynosure’s stockholders approved an amendment to its 2005 Stock Incentive Plan increasing the number of shares of class A common stock authorized for issuance under the plan by 450,000. The amended 2005 Stock Incentive Plan, as approved by Cynosure’s Board of Directors, was attached as Appendix A to the proxy statement filed with the Securities and Exchange Commission on April 13, 2007. A summary of the amended 2005 Stock Incentive Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.
Date: May 22, 2007	By:	/s/ Timothy W. Baker
Timothy W. Baker
Executive Vice President and Chief Financial Officer